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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 24, 2003




                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



           Delaware                     0-23182                 35-1905382
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 (State or other jurisdiction     (Commission File No.)       (IRS Employer
       of incorporation)                                    Identification No.)

         8230 Hohman Avenue, Munster, Indiana                46321
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       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (219) 836-5870



                                       N/A
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          (Former name or former address, if changed since last report)

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Item 7.    Financial Statements and Exhibits

           (c)  Exhibits

                3.1   Amended and Restated Bylaws of AMB Financial Corporation






































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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AMB FINANCIAL CORPORATION




Date:         February 24, 2003             By:  /s/ Clement B. Knapp
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                                                 Clement B. Knapp, Jr.
                                                 President and Chief Executive
                                                 Officer




Date:         February 24, 2003             By:  /s/ Daniel T. Poludniak
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                                                 Daniel T. Poludniak
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer























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                                  EXHIBIT INDEX




Exhibit No.                              Description
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   3.1                Amended and Restated Bylaws of AMB Financial Corporation

































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